THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa SB Investments Ltd. (formerly, Daiwa International Capital Management Corp.) is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. DSTC believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies. From time to time, DSTC may make refinements to its DPOS model, which may result in changes to its investment parameters.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries may be directed to the Fund at (800) 852-4750 or (302) 791-2748, or to DSTC at (800) 933-3440 or (201) 915-3020.
Inquiries concerning your share account should be directed to the Fund at either
(800) 852-4750 or (302) 791-2748. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through PFPC Inc. (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-2748, or by writing The Japan Equity Fund, Inc., c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    June 1, 1999
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of the Board of Directors, to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 1999.

BACKGROUND

    The objective of the Fund is to outperform its benchmark, which is the Tokyo Stock Price Index ("TOPIX") excluding its financial stocks (the "Benchmark"). The TOPIX includes approximately 1,300 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. The various fundamental characteristics are weighted by a method, known as the Daiwa Portfolio Optimization System ("DPOS"), which has been developed by Daiwa Securities Trust Company, the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    After reaching the 17,000 mark a few times in April 1999, the Nikkei 225 Index closed at 15,836 on April 30, 1,469 points higher than at the end of February. In addition to continued purchases by foreign investors, domestic pension funds and individual investors also participated in the liquidity-driven market. The increase in market interest stems from the following three factors. First, the fear of higher interest rates subsided thanks to the Bank of Japan's
(BOJ) movements towards lower interest rates. Second, a formal decision was finally made to inject public funds into major banks. The Japanese financial system thus gained confidence toward stabilization. Finally, company results for the next fiscal year are anticipated to be better because of announcements of corporate restructuring, mergers, acquisitions and alliances.

    On a global basis, equities have been outperforming bonds. The strength of the U.S. economy and stock market has enabled investors to take more risks by buying emerging market equities. Asian and Latin American emerging markets rebounded sharply in April (more than 20% in many countries). This had a positive effect on the Japanese market as well, since a bottomed-out Asian economy will improve the outlook of Japanese industries, particularly basic industries such as chemicals and steel.

    However, despite the recent rally, additional incentives will be needed for the market to further reach the 18,000-19,000 range. There is still room for the market to improve, given the weak consumption reflected in disappointing retail sales and car sales in March and April 1999. Another economic package will be needed (about 10-15 trillion Yen) to make up the shortfall of Japanese domestic demand in the second half of 1999.

FUND PERFORMANCE

    As of April 30, 1999, the Fund's net assets were approximately $78.3 million, which represents a net asset value of $7.24 per share. The time-weighted return on the Fund's net assets was 19.08% since the Fund's previous fiscal year-end on October 31, 1998. Over the same six-month period, the Benchmark (the TOPIX less its financial firms component) return was 23.98%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors, among them: (1) the percentage change in the Benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) dividends paid by the Fund during the measurement period.

    The investment process of the Fund, utilizing DPOS, may be divided into two parts: one part consists of calculations for estimating the "expected" return on any security, given its earnings, book value, dividend yield, stock price and the like. The other part constitutes risk control procedures for reducing tracking error relative to the Benchmark. These risk control procedures include "constraints" on certain characteristics of the Fund's portfolio, such as constraints on sector holdings, so that the portfolio's characteristics do not differ "too much" from those of the Benchmark. The risk control procedures also include a computation which finds the combination of securities which had minimum historical tracking error among portfolios which meet certain constraint, expected return and low turnover criteria.

    It is important to emphasize again that it is not an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 1999, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 98.80%, while short-term investments and other net assets represented 1.20%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) as the performance measurement starting point of 100, by the end of April 1999, the Benchmark as measured in Yen equaled 119.23, whereas the Fund's portfolio for that same period equaled 109.63 in Yen (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in Yen terms, the Fund under-performed its Benchmark by
9.60 percentage points from commencement through April 30, 1999.

    At the end of April 1999, the Benchmark, as measured in U.S. Dollars, equaled 126.53, whereas the value of the Fund's portfolio equaled 116.33 in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund under-performed its Benchmark by 10.20 percentage points from commencement through April 30, 1999. The difference between Yen and Dollar performance reflects a favorable change for the Fund in the exchange rate from Y126.90 per Dollar on July 24, 1992 to Y119.59 per Dollar on April 30, 1999.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 23 different industries. The Fund has relatively large weightings in Electric Appliances (15.51% of net assets), Transportation Equipment (13.38%), Chemicals (9.27%), Pharmaceuticals (8.07%), and Electric Power & Gas (6.67%).

    During the six-month period ended April 30, 1999, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $6 13/16 per share on December 28, 1998 to a high of $9 5/8 on March 11, 1999. The Fund's NYSE market price closed at $9 3/16 per share on April 30, 1999.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the six-month period ended April 30, 1999 ranged from a premium of 40.09% on November 20, 1998 to a premium of 9.16% on December 31, 1998, and closed April 30, 1999 at a premium of 26.90%.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and
(3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund has been informed that substantially all of its service providers will be compliant by the end of July 1999. Based on this information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with Daiwa Securities Trust Company since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College (currently, Distinguished Professor, Emeritus) 1982-1993; and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hideaki Matsuura          /s/ Harry M. Markowitz
HIDEAKI MATSUURA              HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD         PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.80%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--9.27%
   247,000  Daicel Chemical Ind., Ltd. ........  $    846,845
    47,000  Fuji Photo Film Co., Ltd...........     1,772,547
    25,000  Ihara Chemical Industries..........        86,131
    33,000  Kansai Paint Co., Ltd..............        96,584
    25,000  Kao Corp...........................       633,441
   350,000  Mitsui Chemicals Inc...............     1,788,268
     6,000  Nifco Inc..........................        51,779
   252,000  Nippon Kayaku Co., Ltd.............     1,354,986
    28,000  Shiseido Co., Ltd..................       440,189
    12,000  Tenma Corporation..................       186,645
                                                 ------------
                                                    7,257,415
                                                 ------------
COMMUNICATION--6.27%
        41  Japan Telecom Co., Ltd.............       579,420
       167  NTT Corporation....................     1,815,445
        43  NTT Mobile Communication Network
             Inc...............................     2,517,038
                                                 ------------
                                                    4,911,903
                                                 ------------
CONSTRUCTION--3.00%
    17,000  Daiwa House Industry Co., Ltd......       202,576
    25,000  Maeda Road Construction Co. Ltd....       164,736
    28,000  Nippon Hodo Co., Ltd...............       146,339
   144,000  Sekisui House, Ltd.................     1,609,968
    20,000  Taihei Dengyo Kaisha Ltd...........        70,243
       700  Toenec Corporation.................         2,698
    20,800  Tokyo Denki Komusho Co., Ltd.......        85,750
    12,000  Yurtec Corporation.................        69,340
                                                 ------------
                                                    2,351,650
                                                 ------------
ELECTRIC APPLIANCES--15.51%
    82,000  Canon Co., Ltd.....................     2,002,258
     8,700  Fanuc Ltd..........................       378,308
   148,000  Hitachi Ltd........................     1,079,199

  SHARES                                            VALUE
----------                                       ------------
    52,000  Koito Manufacturing Co., Ltd.......  $    241,769
    29,400  Kyocera Corporation................     1,743,078
     4,000  Matsushita Communication Industrial
             Co., Ltd..........................       286,658
   147,000  Matsushita Electric Industrial Co.,
             Ltd...............................     2,790,400
    17,500  Sony Corporation...................     1,631,685
     6,000  Star Micronics Co. Ltd.............        35,623
     9,000  TDK Corporation....................       679,600
   117,000  Uniden Corporation.................     1,065,460
    72,000  Yuasa Corp.........................       208,922
                                                 ------------
                                                   12,142,960
                                                 ------------
ELECTRIC POWER & GAS--6.67%
     2,300  Chuba Electric Power Co., Inc......        39,428
    51,600  Chugoku Electric Power Co., Inc....       798,261
    76,500  Hokkaido Electric Power Co.,
             Inc...............................     1,138,688
     6,000  Kansai Electric Power Company
             Inc...............................       118,159
    97,300  Kyushu Electric Power Co., Inc.....     1,505,247
    76,200  Tokyo Electric Power Co., Inc......     1,624,869
                                                 ------------
                                                    5,224,652
                                                 ------------
FOODS--0.84%
    11,000  Chukyo Coca Cola Co., Ltd..........       126,479
     6,000  Fujicco Co. Ltd....................       109,880
    10,000  Kirin Brewery Co., Ltd.............       112,890
    60,000  Nippon Beet Sugar Mfg. Co., Ltd....       117,908
    69,000  Nippon Flour Mills Co., Ltd........       186,370

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FOODS (CONCLUDED)
       800  Pokka Corporation..................  $      5,218
                                                 ------------
                                                      658,745
                                                 ------------
GLASS & CERAMIC PRODUCTS--1.93%
    61,000  Asahi Glass Co., Ltd...............       466,229
    47,000  Sumitomo Osaka Cement Co., Ltd.....       104,152
   433,000  Tokai Carbon Co., Ltd..............       941,422
                                                 ------------
                                                    1,511,803
                                                 ------------
IRON & STEEL--0.52%
   139,000  Kurimoto, Ltd......................       406,824
                                                 ------------
LAND TRANSPORTATION--2.45%
    63,000  Fukuyama Transporting Co, Ltd......       310,825
    71,000  Maruzen Showa Unyu Co., Ltd........       138,337
     5,000  Nippon Express Co., Ltd............        32,613
    51,000  Nippon Konpo Unyu Soko Co., Ltd....       366,768
       270  Nishi-Nippon Railroad Co., Ltd.....           711
    30,000  Seino Transportation Co., Ltd......       180,876
   324,000  Tokyu Corporation..................       891,383
                                                 ------------
                                                    1,921,513
                                                 ------------
MACHINERY--4.75%
   187,000  Amada Sonoike Co. Ltd..............       587,967
    14,000  Daiwa Industries...................        55,960
    26,000  Hisaka Works Ltd...................       119,580
    42,000  Komori Corp........................       776,184
   174,000  Kubota Corporation.................       493,256
    10,000  Max Co., Ltd.......................       113,058
    22,000  Mori Seiki Co., Ltd................       279,634
    19,000  Nippon Conclux Co., Ltd............       118,527
    24,400  Sankyo Co., Ltd....................       844,721

  SHARES                                            VALUE
----------                                       ------------
    48,000  Tsuboki Nokoshima Co., Ltd.........  $    335,159
                                                 ------------
                                                    3,724,046
                                                 ------------
METAL PRODUCTS--1.40%
   114,000  Komai Tekko Inc....................       272,643
    88,000  Netsuren Company, Ltd..............       260,501
    32,000  Takada Kiko Co., Ltd...............       144,500
    28,000  Topre Corporation..................       111,218
    15,000  Toyo Seikan Kaisha Ltd.............       304,804
                                                 ------------
                                                    1,093,666
                                                 ------------
MINING--1.20%
   278,000  Teikoku Oil Co., Ltd...............       941,506
                                                 ------------
OIL & COAL PRODUCTS--0.61%
    72,000  Cosmo Oil Co., Ltd.................       148,112
    55,000  Tonen Corp.........................       329,765
                                                 ------------
                                                      477,877
                                                 ------------
OTHER PRODUCTS--5.11%
   108,000  Dai Nippon Printing Co., Ltd.......     1,708,709
    21,700  Nintendo Co., Ltd..................     2,019,660
    31,000  Takara Co., Ltd....................       159,426
     5,500  Tsutsumi Jewelry Co., Ltd..........       113,141
                                                 ------------
                                                    4,000,936
                                                 ------------
PHARMACEUTICALS--8.07%
    49,000  Daiichi Pharmaceutical Co., Ltd....       794,916
    22,000  Nippon Shinyaku Co. Limited........       153,615
    31,000  Ono Pharmaceutical Co., Ltd........     1,197,642
    26,000  Sankyo Co., Ltd....................       544,633
   167,000  Shionogi & Co., Ltd................     1,483,079

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------

PHARMACEUTICALS (CONCLUDED)
    25,000  Taisho Pharmaceutical Co., Ltd.....  $    767,237
    15,000  Takeda Chemical Industries.........       651,001
    23,000  Yamanouchi Pharmaceutical Co.,
             Ltd...............................       727,014
                                                 ------------
                                                    6,319,137
                                                 ------------
PULP & PAPER--0.23%
    49,000  Rengo Co., Ltd.....................       181,110
                                                 ------------
RETAIL TRADE--5.70%
    36,800  Aoki International Co. Limited.....       197,563
    10,100  Fast Retailing Co., Ltd............       518,577
    25,000  Heiwado Co., Ltd...................       168,290
    35,000  Ito-Yokado Co., Ltd................     2,145,336
    56,000  Kasumi Co., Ltd....................       227,587
    48,000  Maruetsu, Inc......................       169,386
   117,000  Mycal Corporation..................       724,004
    40,000  Nissho Corporation.................       309,403
                                                 ------------
                                                    4,460,146
                                                 ------------
RUBBER PRODUCTS--1.96%
    25,000  Bridgestone Corporation............       668,980
   101,000  Mitsuboshi Belting Ltd.............       278,714
   196,000  Yokohama Rubber Co. Limited........       585,124
                                                 ------------
                                                    1,532,818
                                                 ------------
SERVICES--0.58%
    29,000  Daiwa Kosho Lease Co., Limited.....       109,612
     4,000  Japan Airport Terminal Co., Ltd....        42,146
       310  Nippon Television Network
             Corporation.......................       108,877

  SHARES                                            VALUE
----------                                       ------------
     2,000  Secom Co., Ltd.....................  $    195,008
                                                 ------------
                                                      455,643
                                                 ------------
TEXTILE & APPAREL--2.43%
    35,000  Descente Ltd.......................        88,389
   206,000  Gunze Ltd..........................       542,627
    35,000  Ichikawa Woolen Textile Co.,
             Ltd...............................        64,389
    88,000  Nippon Felt Co., Ltd...............       279,634
   133,000  Teijin Ltd.........................       558,314
    34,000  Wacoal Co., Ltd....................       366,768
                                                 ------------
                                                    1,900,121
                                                 ------------
TRANSPORTATION EQUIPMENT--13.38%
    14,000  Futaba Industrial Co., Ltd.........       192,231
    60,000  Honda Motor Co., Ltd...............     2,639,127
   248,000  Mazda Motor Corporation............     1,055,584
   345,000  Nissan Motor Co., Ltd..............     1,321,320
    20,000  Toyota Auto Body Co., Ltd..........       141,322
   181,000  Toyota Motor Corporation...........     5,130,995
                                                 ------------
                                                   10,480,579
                                                 ------------
WAREHOUSING & HARBOR TRANSPORTATION
SERVICES--2.04%
   332,000  Kamigumi Co., Ltd..................     1,596,354
                                                 ------------
WHOLESALE TRADE--4.88%
    15,000  Autobacs Seven Co., Ltd............       564,452
   105,000  C. Itoh Fuel Corporation...........       373,166
    14,000  Inaba Denkisangyo Co. Limited......       154,534
   484,000  Itochu Corporation.................     1,274,909
     7,000  Mos Food Service, Inc..............        89,501
    31,000  Ryoyo Electro Corporation..........       365,514
    33,000  Sangetsu Co., Ltd..................       605,720

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
     7,000  Sanseido Co., Ltd..................  $     69,775
    22,000  Sanshin Electronics Co., Ltd.......       194,088
    10,800  Yellow Hat Ltd.....................       127,792
                                                 ------------
                                                    3,819,451
                                                 ------------
Total Japanese Common Stocks
  (Cost--$71,293,534)..........................    77,370,855
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.33%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--0.33%
      $259  Bank of New York, 2.70% due
             5/1/99............................  $    259,056
                                                 ------------
Total Short-Term Investments
  (Cost--$259,056).............................
Total Investments--99.13%
  (Cost--$71,552,590)..........................    77,629,911
Other assets less liabilities--0.87%...........       677,493
                                                 ------------
NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $7.24 per share) 100.00%.....................  $ 78,307,404
                                                 ------------
                                                 ------------

-------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electric Appliances................    15.51%
Transportation Equipment...........    13.38
Chemicals..........................     9.27
Pharmaceuticals....................     8.07
Electric Power & Gas...............     6.67
Communication......................     6.27
Retail Trade.......................     5.70
Other Products.....................     5.11
Wholesale Trade....................     4.88
Machinery..........................     4.75

-------------------------------------------
TEN LARGEST COMMON STOCK POSITIONS HELD
APRIL 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Toyota Motor Corporation...........     6.55%
Matsushita Electric Industrial Co.,
 Ltd. .............................     3.56
Honda Motor Co., Ltd. .............     3.37
NTT Mobile Communication Network
 Inc. .............................     3.21
Ito-Yokado Co., Ltd. ..............     2.74
Nintendo Co., Ltd. ................     2.58
Canon Co., Ltd. ...................     2.56
NTT Corporation ...................     2.32
Mitsui Chemicals Inc. .............     2.28
Fuji Photo Film Co., Ltd. .........     2.26

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$71,552,590).......................    $ 77,629,911
  Cash denominated in foreign currency
   (cost--$380,920)..........................         384,679
  Interest and dividends receivable..........         405,795
  Prepaid expenses...........................          43,498
                                                 ------------
    Total assets.............................      78,463,883
                                                 ------------
LIABILITIES
  Payable to investment manager..............          24,396
  Payable to administrator...................          12,133
  Accrued expenses and other liabilities.....         119,950
                                                 ------------
    Total liabilities........................         156,479
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     109,020,512
  Undistributed net investment income........          60,063
  Accumulated net realized loss on
   investments...............................     (36,959,155)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       6,077,827
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 78,307,404
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $       7.24
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $80,071)..................................    $    453,735
  Interest...................................           2,030
                                                 ------------
    Total investment income..................         455,765
                                                 ------------
EXPENSES:
  Investment management fee and expenses.....         144,353
  Administration fee.........................          68,066
  Custodian fees and expenses................          42,970
  Reports and notices to shareholders........          29,757
  Audit and tax services.....................          27,997
  Legal fees and expenses....................          22,712
  Directors' fees and expenses...............          21,750
  Insurance expense..........................          10,775
  Transfer agency fee and expenses...........          10,457
  Other......................................          16,865
                                                 ------------
    Total expenses...........................         395,702
                                                 ------------
NET INVESTMENT INCOME........................          60,063
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (1,840,431)
  Net realized foreign currency transaction
   gains.....................................          12,140
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      14,343,024
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         (36,493)
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      12,478,240
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 12,538,303
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED         FOR THE YEAR
                                                  APRIL 30,           ENDED
                                                     1999          OCTOBER 31,
                                                 (UNAUDITED)          1998
                                                 ------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     60,063     $     (81,167)
  Net realized gain (loss) on:
    Investments..............................      (1,840,431)      (16,909,841)
    Foreign currency transactions............          12,140           (61,203)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      14,343,024         7,168,164
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         (36,493)           35,094
                                                 ------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................      12,538,303        (9,848,953)
NET ASSETS:
  Beginning of period........................      65,769,101        75,618,054
                                                 ------------     -------------
  End of period (including undistributed net
   investment income of $60,063 and $0,
   respectively).............................    $ 78,307,404     $  65,769,101
                                                 ------------     -------------
                                                 ------------     -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement, dated April 1, 1999, with Daiwa SB Investments Ltd., formerly, Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DSTC" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated April 1, 1999 between the Manager and DSTC. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DSTC. The Investment Management Agreement and Investment Advisory Agreement each became effective on April 1, 1999 when a change of control with respect to the ultimate parent company of the Investment Manager and the Investment Adviser occurred. While the Fund will accrue fees owed under those Agreements from April 1, 1999 until the Agreements are approved by the Fund's stockholders, the fees for that period will not be paid to the Investment Manager and Investment Adviser unless the Agreements and payment of fees are approved by the Fund's stockholders. A stockholders' meeting for this purpose is scheduled for September 16, 1999.

    Brokerage commissions of $44,578 were paid by the Fund to Daiwa Securities America Inc., an affiliate of both the Manager and DSTC, in connection with portfolio transactions during the six months ended April 30, 1999. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 1999, investment management fees and expenses include expenses of $4,243 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 1999, DSTC and the Sub-Custodian earned $18,173 and $24,797 respectively, as compensation for custodial services to the Fund.

    At April 30, 1999, the Fund owed $12,133 and $3,467 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $6,373 payable to the Sub-Custodian.

    During the six months ended April 30, 1999, the Fund paid or accrued $21,720, for legal services in connection with the Fund's on-going operations to a law firm of which an Assistant Secretary of the Fund is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 1999 was substantially the same as the cost of securities for financial statement purposes. At April 30, 1999, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $6,077,321 was composed of gross appreciation of $9,549,673 for those investments having an excess of value over cost, and gross depreciation of $3,472,352 for those investments having an excess of cost over value. For the six months ended April 30, 1999, total aggregate purchases and sales on portfolio securities, excluding short-term securities, were $17,056,377 and $17,174,415, respectively.

    At October 31, 1998, the Fund had a capital loss carryover of $35,130,864, of which $18,221,023 expires in the year 2005 and $16,909,841 expires in the year 2006.

CAPITAL STOCK

    There are 30,000,000 shares of $0.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at April 30, 1999, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period presented below:

                                                     FOR THE SIX
                                                        MONTHS
                                                        ENDED
                                                      APRIL 30,                     FOR THE YEARS ENDED OCTOBER 31,
                                                         1999        -------------------------------------------------------------
                                                     (UNAUDITED)       1998         1997         1996         1995         1994
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period..............        $ 6.08      $ 6.99      $ 10.52      $ 11.47      $ 14.86      $ 14.69
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Net investment income (loss)......................          0.01       (0.01)       (0.01)       (0.01)       (0.01)       (0.03)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions....          1.15       (0.90)       (2.86)        0.19        (1.90)        1.75
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value
 resulting from operations........................          1.16       (0.91)       (2.87)        0.18        (1.91)        1.72
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions..........................        --            --          (0.66)       (0.67)       (1.48)       (1.09)
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Dilutive effect of rights offering................        --            --           --          (0.43)        --          (0.42)
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Offering costs charged to paid-in capital in
 excess of par value..............................        --            --           --          (0.03)        --          (0.04)
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period....................        $ 7.24      $ 6.08       $ 6.99      $ 10.52      $ 11.47      $ 14.86
                                                     ------------    ---------    ---------    ---------    ---------    ---------
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Per share market value, end of period.............        $ 9.188     $ 6.875      $ 7.375     $ 10.375     $ 12.875     $ 15.000
                                                     ------------    ---------    ---------    ---------    ---------    ---------
                                                     ------------    ---------    ---------    ---------    ---------    ---------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends+....         33.64%      (6.78)%     (23.76)%     (13.55)%      (4.21)%      22.10%
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends+....         19.08%     (13.02)%     (28.73)%      (1.18)%     (13.86)%      11.88%
Ratios and supplemental data:
  Net assets, end of period (in millions).........       $ 78.3      $ 65.8       $ 75.6       $113.6       $ 92.7       $119.6
  Ratios to average net assets of:
    Expenses......................................          1.12%*      1.19%        1.03%        0.90%        0.97%        0.93%
    Net investment income (loss)..................          0.17%*     (0.13)%      (0.13)%      (0.04)%      (0.07)%      (0.19)%
  Portfolio turnover..............................         24.46%      52.07%       61.75%       33.89%       28.35%       30.76%

--------------------------
  + For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.
  *  Annualized.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT AND SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments Ltd.
  (formerly, Daiwa International
  Capital Management Corp.)

INVESTMENT ADVISER,
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1999

-------------------------

                                     [LOGO]

-------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments Ltd.
  (formerly, Daiwa International
  Capital Management Corp.)

INVESTMENT ADVISER
Daiwa Securities Trust Company